SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A
                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 2, 2001

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                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       1-7416                   38-1686453
(State or other jurisdiction of  (Commission file number)     (I.R.S. employer
 incorporation or organization)                              identification no.)



      63 Lincoln Highway
    Malvern, Pennsylvania                                       19355-2120
    (Address of principal                                       (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (610) 644-1300




         (Former name or former address, if changed since last report.)

This Form 8-K/A amends the Form 8-K filed by the Registrant on November 13, 2001. The following items have been amended:

Item 7.           Financial Statements and Exhibits.

(b)   Pro Forma Financial Information:

      The pro forma financial information required to be set forth in the Registrant's Current Report on Form 8-K dated November 2, 2001, filed on November 13, 2001, is set forth as an exhibit hereof and is incorporated herein by reference.

(c)    Exhibits
       --------

99.3 Pro Forma Financial Information for Registrant. The following are included: Pro Forma Condensed Consolidated Balance Sheet (unaudited) as of June 30, 2001; Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the year ended December 31, 2000 and the six months ended June 30, 2001; and Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements



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

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2002

                                    VISHAY INTERTECHNOLOGY, INC.



                                    By: /s/ Avi D. Eden
                                       ---------------------------------
                                          Avi D. Eden
                                          Executive Vice President
                                          and General Counsel



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